UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2016

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 16th Street, Suite #1350, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 999-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 13, 2016, Lilis Energy, Inc. (the “Company”) announced that it has acquired certain oil and gas properties (the “Properties”) located in Winkler County, Texas (the “Acquisition”) for a purchase price of $3,000,000. A copy of the press release is included as Exhibit 99.1 and incorporated by reference herein.

The Properties consist of 500 net acres in the Delaware Basin and a 78% working interest in a producing vertical well. The Acquisition closed on October 12, 2016, but was effective as of August 1, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued October 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LILIS ENERGY, INC.

By:	/s/ Kevin Nanke
Name:	Kevin Nanke
Title:	Executive Vice President and Chief Financial Officer
Dated:	October 13, 2016

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued October 13, 2016

2